Exhibit 10

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is entered into as of August 27, 2003, by and between Transgenomic, Inc., a Delaware corporation (the “Company”), and each of the undersigned purchasers (each a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company desires to raise additional equity capital through issuance and sale of up to 4,500,000 shares (the “Shares”) of its common stock, par value $0.01 per share (the Common Stock”) and, in connection therewith, has engaged Fahnestock & Co. Inc. (the “Placement Agent”) to serve as its exclusive placement agent for the sale of the Shares; and

WHEREAS, the Company proposes to sell to the Purchasers, and the Purchasers propose to purchase from the Company all of the Shares on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and the Purchasers agree as follows:

A.                                    Purchase and Sale of Common Shares

(1)          Agreement to Sell and Purchase the Shares.  Subject to the terms and conditions hereinafter set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree to buy from the Company, the Shares at the Closing (as defined in Section A2 hereof) at a purchase price equal to $1.00 per Share.  The number of Shares that will be purchased by each Purchaser is set forth opposite their respective names on the signature page of this Agreement.

(2)          Delivery of the Shares at the Closing.  The purchase and sale of the Shares (the “Closing”) shall occur as soon as practicable and as agreed by the parties hereto following notification by the staff of the Securities and Exchange Commission (the “Commission”) to the Company of the staff’s willingness to declare the registration statement to be filed by the Company pursuant to Section D1 hereof (the “Registration Statement”) effective under the Securities Act of 1933, as amended (the “Securities Act”).  The place and time of the Closing (the “Closing Date”) will be agreed upon by the Company and the Placement Agent and of which the Purchasers will be notified.

At the Closing, the Company shall deliver the Shares to the Purchasers registered in the name of the Purchasers, or in such nominee name(s) as designated by the Purchasers in writing.  Shares will be delivered to a Purchaser in either certificated or uncertificated form, as requested by the Purchaser.  If Shares are issued in certificated form, the certificates shall be in such denominations as the Purchaser requests in writing no less than two days prior to the Closing Date and will bear any necessary and appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act provided by Section 4(2) thereof and Rule 506 thereunder.  The Company will promptly substitute replacement certificates without the legend at the request of the Purchaser as long as the

Registration Statement remains effective under the Securities Act and the Purchaser’s representations and agreements as set forth in this Agreement remain in effect.  At the request of the Purchaser, such Shares may be deposited in electronic form through the Depository Trust Company (DTC).

(3)          Conditions to the Company’s Obligations at Closing.  The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to any Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company:

(a)          receipt by the Company from each Purchaser of same-day funds, pursuant to a wire transfer to the Company in accordance with the wire transfer instructions set forth on Schedule A, in the full amount of the purchase price for all Shares being purchased hereunder by such Purchaser;

(b)         the accuracy of the representations and warranties made by the Purchasers herein and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing.

(4)          Conditions to the Purchasers’ Obligations at Closing.  The Purchasers’ obligation to accept delivery of the Shares and to pay the purchase price for the Shares shall be subject to the following conditions any one or more of which may be waived by the Purchasers:

(a)          the staff of the Commission has notified the Company of its willingness to declare the Registration Statement effective under the Securities Act;

(b)         the Shares have been listed on the Nasdaq Stock Market, subject to notice of issuance;

(c)          the accuracy in all material respects of the representations and warranties made by the Company herein and the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing;

(d)         the delivery to the Purchasers of an opinion of counsel to the Company in the form of Exhibit A hereto; and

(e)          the delivery to the Purchasers of a certificate executed by the chief executive officer and the chief financial of the Company, dated the Closing Date, to the effect that the representations and warranties of the Company set forth in Section C hereof are true and correct in all material respects as of the date of this Agreement and as of the Closing Date and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to the Closing Date.

(5)          Purchaser’s Acknowledgement.  Each Purchaser hereby acknowledges that at the Closing the Company will pay to the Placement Agent a commission equal to 5% of the gross purchase price paid for the Shares at Closing and, in addition, will reimburse the Placement Agent for certain expenses incurred by it in performing its obligations under the Placement

Agent Agreement, dated August 20, 2003, and that such commission and expense reimbursements will be paid out of the gross proceeds of the offering.

B.                                     Representations and Warranties of the Purchasers.

Each of the Purchasers hereby represents and warrants to the Company and the Placement Agent with respect to itself, and agrees with the Company as follows:

(1)  The Purchaser (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (b) is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares within the meaning of Section 2(11) of the Securities Act; (c) will not directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations of the Commission; (d) has completed or caused to be completed the Purchaser Questionnaire attached hereto as Exhibit B, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement; (e) has, in connection with its decision to purchase Shares, relied solely upon information contained in the SEC Reports (as defined in Section C7 hereof) and the specific representations and warranties of the Company contained herein; (f) is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

(2)  The Purchaser will not make any sale of the Shares under the Registration Statement without effectively complying with the prospectus delivery requirement under the Securities Act.  The Purchaser has not entered into any agreement, understanding or arrangement with any underwriter or broker-dealer regarding any resale of the shares and will promptly notify the Company if it enters into such an agreement.

(3)  The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement or the Prospectus has been filed by the Company and any such amendment to the Registration Statement is declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that the Company shall not be permitted to suspend the use of such prospectus for more than an aggregate of up to 90 days in any one year period and provided, further, that the Company shall not be permitted to suspend the use of such prospectus on more than two occasions in any one year period.  The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser written notice that the

Purchaser may thereafter effect sales pursuant to said prospectus.  The Purchaser further covenants to notify the Company promptly of the sale of any and all of its Shares.

(4)  The Purchaser further represents and warrants to, and covenants with, the Company that (a) it is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, (b) it has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action, obtained all necessary consents and has satisfied or will satisfy all notification and filing requirements necessary to authorize the execution, delivery and performance of this Agreement by it, (c) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section D3 hereof may be legally unenforceable, (d) the execution and delivery by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Purchaser is bound, or of any provision of its charter or other governing documents or any agreement to which it is a party which violation could form the basis for a claim that the transaction contemplated by this Agreement are void or voidable or which could otherwise result in the sale of the Shares or the payment of the purchase price to be rescinded, cancelled or otherwise enjoined.

C.                                     Representations and Warranties of the Company.

The Company hereby represents and warrants to each Purchaser and the Placement Agent that:

(1)          Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary except where the failure to be so qualified would not have a material adverse effect on the business, properties, prospects, financial condition or results of operations of the Company (a “Material Adverse Effect”).

(2)          Issuance.  The issuance of the Shares have been duly and validly authorized by all necessary corporate and shareholder action and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock of the Company.

(3)          Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares contemplated herein and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and except as the indemnification agreements of the Company in Section D2 hereof may be legally unenforceable.  The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

(4)          No Conflict; Governmental and Other Consents.

(a)          The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Company’s charter and bylaws, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company except to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.

(b)         No consent, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Shares, except such filings as may be required to be made with the Commission, the NASDAQ and with any state or foreign blue sky or securities regulatory authority.

(5)          Accuracy of SEC Reports.  All reports required to be filed by the Company under the Exchange Act within the two years prior to the date of this Agreement have been duly and timely filed with the Commission, complied at the time of filing in all material respects with the requirements of their respective forms and, except to the extent updated or superseded by any subsequently filed report were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statements of a material fact nor omitted to state any material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

(6)          Financial Information.  The Company’s financial statements that appear in the SEC Reports have been prepared in accordance with accounting principles generally accepted in the United States (except that the financial statements that are not audited do not have notes thereto) applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations of the Company as of the dates and for the periods indicated therein.

(7)          Indebtedness.  The SEC Reports set forth, to the extent required, as of the date thereof all outstanding secured and unsecured material indebtedness of the Company or any subsidiary thereof, including all guaranties, endorsements and other contingent obligations in respect of indebtedness of others.

(8)          Absence of Certain Changes.  Except as set forth in the Disclosure Schedule attached hereto, since June 30, 2003, there has not occurred any event that has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in such Material Adverse Effect.

(9)          Certain Fees.  Other than commission payable to the Placement Agent pursuant to the Placement Agent Agreement, no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company or any subsidiary with respect to the transactions contemplated by this Agreement.

D.                                    Registration of the Shares; Compliance with the Securities Act.

(1)          Registration Procedures and Expenses. The Company shall:

(a)          as soon as practicable, prepare and file with the Commission a Registration Statement on Form S-3 relating to the sale of the Shares by the Purchasers from time to time (including sales on the Nasdaq National Market or the facilities of any national securities exchange on which the Company’s Common Stock is then traded or in privately-negotiated transactions);

(b)         use its reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Registration Statement to be declared effective under the Securities Act within 120 days from the date of this Agreement;

(c)          prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) two years after the effective date of the Registration Statement, (ii) the date on which the Shares may be resold by the Purchasers without restriction as to amount under Rule 144 under the Securities Act or any other rule of similar effect or (iii) all Shares have been sold by the Purchasers;

(d)         furnish to the Purchasers with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses to the Purchasers shall be subject to the receipt by the Company of reasonable assurances from the Purchasers that the Purchasers will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses;

(e)          file documents required of the Company for normal blue sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented; and

(f)            bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section D1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any.

(2)          Additional Covenants of the Company.  During the time the Company is required to maintain the effectiveness of the Registration Statement, it shall (i) continue to maintain the registration of its Common Stock under Section 12 of the Exchange Act, (ii) use its best efforts to make all SEC reports on a timely basis and (iii) maintain the listing of Common Stock on the Nasdaq Stock Market or on a national securities exchange.

(3)          Transfer of Shares After Registration.  Each Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section D1, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchasers or its plan of distribution.

(4)          Termination of Conditions and Obligations.  The restrictions imposed by Section B or the Section D3 of this Agreement upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares on the date all such Shares are eligible for sale under Rule 144(k) or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

E.                                      Indemnification.

(1)          Indemnification by the Company.  The Company shall indemnify and hold harmless each Purchaser, its officers and directors, partners, members, agents, brokers and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, settlement costs and expenses, including without limitation costs of preparation and reasonable attorneys’ fees (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable

Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) the Purchaser sold Shares using an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective.

(2)          Indemnification by Purchasers.  Each Purchaser shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Prospectus or to the extent that (i) such untrue statements or omissions are based upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information related to such Purchaser or such Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) the Purchaser sold Shares using an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective.  In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the gross proceeds received by such Purchaser upon the sale of the Shares giving rise to such indemnification obligation.

(3)          Conduct of Indemnification Proceedings.  If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof, provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have prejudiced the Indemnifying Party.  An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that in the event that the Indemnifying Party shall be required to pay the fees and expenses of separate counsel, the Indemnifying Party shall only be required to pay the fees and expenses of one separate counsel for such Indemnified Party or Parties.  The Indemnifying Party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten trading days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(4)          Contribution.  If a claim for indemnification under Paragraph (E)(1) or (2) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (E)(3), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (E)(4) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provision of this Paragraph (E)(4), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and shall survive the termination of this Agreement for a period of three years from the Closing Date.

F.                                      Miscellaneous

(1)          All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require.

(2)          Any notice or other document required or permitted to be given or delivered to the Purchasers shall be in writing and sent (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid):

(a)          if to the Company, at

Transgenomic, Inc.

12325 Emmet Street

Omaha, NE 68164

Fax No.:(402) 452-5447

Attention: Chief Financial Officer

or such other address as it shall have specified by the Company to the Purchasers in writing, with a copy (which shall not constitute notice) to:

Steven P. Amen

Kutak Rock LLP

1650 Farnam Street

Omaha, NE 68102

Fax. No.: (402) 346-1148

(b)         if to the Purchaser, at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

(3)          Failure of any party to exercise any right or remedy under this Agreement or any other agreement between the Company and any Purchasers, or otherwise, or delay by such party in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by a party will be effective unless and until it is in writing and signed by such party.

(4)          This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by the courts thereof to agreements entered into and to be performed in such state.

(5)          The rights and obligations under this Agreement may not be assigned by any party without the written consent of the other parties.  This Agreement shall be binding upon the parties, their successors and permitted assigns.

(6)          If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(7)          The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchasers and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach.  Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(8)          This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

G.                                     Signatures.

Each Purchaser acknowledges and agrees that this Agreement shall be binding upon such Purchaser upon the execution and delivery to the Company, in care of the Placement Agent, of the Purchaser’s signed counterpart signature page to this Agreement.

SIGNATURE PAGE

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have executed this Agreement as of the date set forth on the first page hereof.

TRANSGENOMIC, INC.

By:
Name:
Title:

PURCHASER:

Print Name of Purchaser (as name will appear on certificate)

By:
Name:
Title:

Taxpayer Identification Number

Address:

Shares to be purchased

SCHEDULE TO EXHIBIT 10

The following Purchasers entered into a Securities Purchase Agreement in the form attached as Exhibit 10:

Advisors Fund for Employees Benefit Trust

The Collins Foundation

Daughter’s of Charity Fund – P

East Bay Municipal Utility District

Hendrix College

Horace Mann Small Cap Growth Fund

Intermountain Health Care

Kansas City Firefighters Retirement System

Los Angeles County Employee Retirement Association

Marin County Employee Retirement System

Mass Mutual Small Company Growth Fund

Northwest Airlines – DB

Northwest Airlines – DC

City of New York Police Pension Fund

Operf

Portland General Electric

Les Schwab Tires

SEI Institutional Investments Trust

SEI Institutional Managed Trust

University of Miami Growth Plan

Retirement Plan for University of Miami

Undiscovered Managers Small Cap Growth Fund

Utah Retirement Systems

Horizon Rudder & Co.

Frank Colen

Edward Newman

James Irvine

The following Purchaser entered into a Securities Purchase Agreement in substantially the same form as Exhibit 10, except that the closing is conditioned upon the filing of a registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”), rather than upon the staff of the SEC notifying the Company of its willingness to declare such registration statement effective under the Securities Act of 1933:

Kopp Emerging Growth Fund